SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 July 1, 1999
                       (Date of earliest event reported)



                         AMERICAN SAFETY RAZOR COMPANY
              (Exact Name of Registrant as Specified in Charter)



        Delaware                   0-21952                 54-1050207
     (State or other             (Commission            (I.R.S. Employer
     Jurisdiction of            File Number)         Identification Number)
     Incorporation)


            P.O. Box 500,  Staunton, VA                    24402-0500
     (Address of Principal Executive Offices)              (Zip code)


             Registrant's telephone number, including area code:
                               (540) 248-8000



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Item 5.   Other Events.

     The merger (the "Merger") of RSA Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of RSA Holdings Corp. of Delaware, with and into American Safety Razor Company, a Delaware corporation, became effective at 5:00 p.m. at July 1, 1999. For additional information regarding the Merger, see Exhibit 99.1 hereto, which is hereby incorporated by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     Exhibit 99.1         American Safety Razor Company Press Release, dated
                          July 1, 1999.


































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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AMERICAN SAFETY RAZOR COMPANY



                                  By: /s/ James Murphy
                                     ----------------------------------------
                                     Name: James Murphy
                                     Title:  Chief Executive Officer/President

Dated:  July 8, 1999






























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